EXHIBIT 4.0
                                                               Preferred Stock
 Number                                                            Shares
  201
                                                               SEE REVERSE FOR
Incorporated under the Laws of the State of Nevada           CERTAIN DEFINITIONS

                                                        CUSIP___________________

                           CALIFORNIA CLEAN AIR, INC.
                          Authorized Shares 20,000,000


This certifies that _______________________________________ is the record holder of ___________________________________ fully paid and non-assessable shares of
Preferred Stock, par value of $.001 per share of California Clean Air, Inc. transferrable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

/s/ STEVEN D. WILSON                 [SEAL]                /s/ STEVEN D. WILSON
      Secretary                                                  President

                           Countersigned and registered
                           OTR, INC.
                           1000 SW BROADWAY (SUITE 920), PORTLAND, OREGON 97205
                                                   Transfer Agent and Registrar
                           By:_________________________________________________
                                                           Authorized Signature

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                                                                Common Stock
 Number                                                            Shares
  1500
                                                               SEE REVERSE FOR
Incorporated under the Laws of the State of Nevada           CERTAIN DEFINITIONS

                                                        CUSIP___________________

                           CALIFORNIA CLEAN AIR, INC.
                          Authorized Shares 200,000,000


This certifies that _______________________________________ is the record holder of ___________________________________ fully paid and non-assessable shares of
Common Stock, par value of $.001 per share of California Clean Air, Inc. transferrable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

/s/ STEVEN D. WILSON                 [SEAL]                /s/ STEVEN D. WILSON
      Secretary                                                  President

                           Countersigned and registered
                           OTR, INC.
                           1000 SW BROADWAY (SUITE 920), PORTLAND, OREGON 97205
                                                   Transfer Agent and Registrar
                           By:_________________________________________________
                                                           Authorized Signature